SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  SEPTEMBER 30, 2001
                                                         ------------------



                               YOUTICKET.COM, INC
             (Exact name of registrant as specified in its charter)



             NEVADA                     I-28733                  88-0430607
       (State  or  other              (Commission            (I.R.S. Employer
jurisdiction  of  incorporation)     File  Number)         (Identification No.)





                          4815 RUSSELL ROAD, SUITE 14-N
                             LAS VEGAS, NEVADA 89118
               (Address of principal executive officers) (zip code)



                                 (702) 876-8200
              (Registrant's telephone number, including area code)




         (Former name or former address, if changed since last report.)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     On September 30, 2001, the Company entered into a Reorganization and Stock Purchase Agreement (the "Agreement") with Sobik's International Franchising, Inc. ("Sobik's") and Weight Loss Forever International, Inc. ("WLF"), which results in a restructuring of the Company's management, Board of Directors, and ownership.

     Pursuant to the terms of the Agreement, Sobik's sold 10,304,200 shares of WLF common stock, representing at that time 100% of the outstanding common stock of WLF, to the Company. As consideration for the purchase of the shares, the Company issued and granted 26,004,716 shares of the Company's common stock, representing in excess of 80% of the Company's outstanding common stock, to Sobik's.

     On December 4, 2001, in accordance with the Agreement, the Company's Board of Directors received a letter of resignation from its sole Board member, Mr. Donald A. Mitchell, which is effective upon the appointment of a new Board of Directors. Pursuant to the Agreement the individuals listed in Exhibit "B" of the Agreement (the "Appointees") have been appointed as directors. These individuals will not take office until at least ten days after an Information Statement is mailed to all Company shareholders in compliance with Section 14(F) of the Securities Exchange Act of 1934 and Rule 14F-1 thereunder.

Voting  Securities  of  the  Company
------------------------------------

     Prior to the Agreement there were 4,351,179 shares of common stock issued and outstanding. As of September 30, 2001, after the Agreement, there were 30,355,895 shares of common stock issued and outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter that may come before a meeting of the shareholders.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.

ITEM  5.     OTHER  EVENTS

     Not  applicable.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     2.1 - Reorganization and Stock Purchase Agreement dated September 30, 2001, by and between youticket.com, inc., Sobik's International Franchising, Inc. and Weight Loss Forever, Inc.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 11, 2002                       youticket.com,  inc.


                                               /s/ John Martin
                                               __________________________
                                               By:     John  Martin
                                               Its:    President